BLACKROCK VARIABLE SERIES FUNDS, INC.

BlackRock International V.I. Fund

(the “Fund”)

Supplement dated October 8, 2026 (the “Supplement”) to the Fund’s

Statement of Additional Information (“SAI”), dated May 1, 2026, as amended or supplemented to date

The following changes are made to the Fund’s SAI:

The section entitled “Management, Advisory and Other Service Arrangements — Portfolio Manager Information” is revised as follows:

The first paragraph of the sub-section entitled “Other Funds and Accounts Managed” is deleted in its entirety and replaced with the following:

The following table sets forth information about the funds and accounts other than each applicable Fund for which each Fund’s (other than BlackRock Government Money Market V.I. Fund’s) portfolio manager or managers are primarily responsible for the day-to-day portfolio management as of the Company’s fiscal year ended December 31, 2025 (except as otherwise noted below).

The sub-section entitled “Other Funds and Accounts Managed — BlackRock International V.I. Fund” is deleted in its entirety and replaced with the following:

BlackRock International V.I. Fund

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Zeshan Azam*	7 $3.71 Billion	6 $2.84 Billion	2 $1.65 Billion	0 $0	0 $0	1 $1.58 Billion
Wendy Agnew, CFA*	7 $3.71 Billion	6 $2.84 Billion	2 $1.65 Billion	0 $0	0 $0	1 $1.58 Billion

*	Information provided as of August 31, 2026.

The sub-section entitled “Fund Ownership” is deleted in its entirety and replaced with the following:

Fund Ownership

As of August 31, 2026 for Mr. Azam and Ms. Agnew and for the fiscal year ended December 31, 2025 for all other portfolio managers, no portfolio manager beneficially owned any equity securities of any Fund because no portfolio manager had invested in the type of insurance contract through which the Funds must be purchased.

The first paragraph of the sub-section entitled “Portfolio Manager Compensation Overview — Discretionary Incentive Compensation” is deleted in its entirety and replaced with the following:

The discussion below describes the compensation of Mr. Azam and Ms. Agnew as of August 31, 2026 and the compensation of all other portfolio managers as of December 31, 2025.

The sub-section entitled “Portfolio Manager Compensation Overview — Discretionary Incentive Compensation — Messrs. Menge, Zhao, Inal and Andrews and Mses. Du, Greenen and Treharne” is deleted in its entirety and replaced with the following:

Discretionary Incentive Compensation

Messrs. Menge, Zhao, Inal and Azam and Mses. Du and Agnew

Generally, discretionary incentive compensation for Fundamental Equities portfolio managers is based on a formulaic compensation program. BlackRock’s formulaic portfolio manager compensation program is based on team revenue and pre-tax investment performance relative to appropriate competitors or benchmarks over 3- and 5-year performance periods, as applicable. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. BlackRock’s global compensation team determines the benchmarks or rankings against which the performance of the Funds and other accounts managed by each portfolio management team is compared and the period of time over which performance is evaluated. With respect to these portfolio managers, such benchmarks for the Funds and other accounts are:

Portfolio Manager	Funds Managed	Benchmarks
Sally Du, CFA	BlackRock Capital Appreciation V.I. Fund BlackRock Large Cap Focus Growth V.I. Fund	S&P 500 Index; ICE BofA US 3-month Treasury Bill Index; Russell 1000 Index.
Reid Menge	BlackRock Capital Appreciation V.I. Fund BlackRock Large Cap Focus Growth V.I. Fund	MSCI ACWI 25% Call Overwrite Index; MSCI All Country World Index (Net Total Return); MSCI All Country World Information Technology Index — Net Return in USD.
Cem Inal David Zhao	BlackRock Equity Dividend V.I. Fund BlackRock Basic Value V.I. Fund	FTSE United States in GBP; MSCI All Country (AC) Americas Index; Russell 1000 Index (GBP); Russell 1000 Index (Gross Total Return); Russell 1000 Value Index (Total Return); Russell 1000 Value Index TR in GBP; Russell 1000 Value TR Customized Index Performance Benchmark JPY; Russell 1000, expressed in EUR; Russell MidCap Value Index; S&P United States MidSmallCap Index; S&P US MidSmallCap Index (GBP)
Zeshan Azam Wendy Agnew, CFA	BlackRock International V.I. Fund	MSCI All Country World ex US Index (Net TR); MSCI All Country World Index (Net Total Return); MSCI ACWI HIGH DIVIDEND YIELD — NET USD; MSCI All Country World Net TR Index — in GBP.

A smaller element of portfolio manager discretionary compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, technology and innovation. These factors are considered collectively by BlackRock management and the relevant Chief Investment Officers.

The sub-section entitled “Portfolio Manager Compensation Overview — Other Compensation Benefits” is deleted in its entirety and replaced with the following:

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($360,000 for 2026). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

The sub-section entitled “Portfolio Manager Potential Material Conflicts of Interest” is deleted in its entirety and replaced with the following:

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Funds, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which a portfolio manager has have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Funds. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Funds. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Funds by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that Messrs. Cooke, Koesterich, Mathieson, Menge, Rieder, Savi and Azam and Ms. Agnew may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Messrs. Cooke, Koesterich, Mathieson, Menge, Rieder, Savi and Azam and Ms. Agnew may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

Shareholders should retain this Supplement for future reference.

SAI-INTVI-1026SUP

4